EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Revelstoke Industries, Inc. (the "Company") on Form 10-QSB for the period ended February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus Johnson, Chief Executive Officer, President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             REVELSTOKE INDUSTRIES, INC.

Dated: April 17, 2006                        By: /s/ Marcus Johnson
                                             ---------------------------
                                             Marcus Johnson, Chief Executive
                                             Officer/President


Dated: April 17, 2006                        By: /s/ Marcus Johnson
                                             ---------------------------
                                             Marcus Johnson, Chief Financial
                                             Officer/Treasurer